CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Edward J. Roach, President & Treasurer of The RBB Fund, Inc. (the "Registrant"), certify to the best of my knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2004 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 30, 2004     /s/ Edward J. Roach
     --------------------   --------------------------------------------
                            Edward J. Roach, President & Treasurer
                            (principal executive & principal financial officer)

This certification is being furnished to the commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss.1350 and is not being filed as part of the Form N-CSR with the Commission.